Securities Act Registration No. 333-73104

Investment Company Act Registration No. 811-10571

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. __	[ ]
Post-Effective Amendment No. 36	[X]
And/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 37	[X]

BLUE CHIP INVESTOR FUNDS
(Exact Name of Registrant as Specified in Charter)

1939 Friendship Drive, Suite C
El Cajon, CA	92020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (619) 588-9700

James D. Craft
Blue Chip Investor Funds
1939 Friendship Drive, Suite C

El Cajon, CA 92020

(Name and Address of Agent for Service)

Copies to:

Donald S. Mendelsohn
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202-4089

It is proposed that this filing will become effective:
[ ] immediately upon filing pursuant to paragraph (b);
[X] on May 1, 2025 pursuant to paragraph (b);
[ ] 60 days after filing pursuant to paragraph (a)(1);
[ ] on (date) pursuant to paragraph (a)(1);
[ ] 75 days after filing pursuant to paragraph (a)(2); or
[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

BLUE CHIP INVESTOR FUND (BCIFX)

For Investors Seeking Long-Term Growth of Capital

Prospectus
May 1, 2025

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.

Table of Contents

Summary Section	1

Investment Objective	1
Fees and Expenses of the Fund	1
The Principal Investment Strategy of the Fund	2
The Principal Risks of Investing in the Fund	2
Performance	3
Management	4
Purchase and Sale of Fund Shares	4
Tax Information	4
Payments to Broker-Dealers and Other Financial Intermediaries	4

Investment Objective, Principal Investment Strategy,
Related Risks, and Disclosure of Portfolio Holdings	5

Investment Objective	5
Principal Investment Strategy	5
The Investment Selection Process Used by the Fund	5
The Principal Risks of Investing in the Fund	5
Portfolio Holdings Disclosure	7

Management	8

The Investment Adviser	8

Shareholder Information	9

Pricing of Fund Shares	9
Customer Identification Program	9
Investing in the Fund	9
Investments Made Through Brokerage Firms or Other Financial Institutions	10
Minimum Investments	10
Types of Account Ownership	10
Instructions For Opening and Adding to an Account	11
Telephone and Wire Transactions	11
Tax-Deferred Plans	12
Types of Tax-Deferred Accounts	12
Automatic Investment Plans	12
Dividend Reinvestments	13
Instructions For Selling Fund Shares	13
Additional Redemption Information	14
Shareholder Communications	15
Dividends and Distributions	15
Market Timing	15
Cybersecurity Risk	16
Taxes	16
Privacy Policy	18
Financial Highlights	19
Other Fund Service Providers	20

Summary Section

Investment Objective

• The Blue Chip Investor Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees
(fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Deferred Sales Charge (Load)	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Exchange Fee	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that you pay each
year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution12b-1 Fees	0.00%
Other Expenses	0.38%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	1.40%
Fee Waiver/Expense Reimbursement (a)	(0.38%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.02%

(a)The Adviser has contractually agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and the indirect costs of investing in Acquired Funds) at 1.00% of its average daily net assets through April 30, 2026. The fee waiver will automatically terminate on April 30, 2026 unless it is renewed by the Adviser. The Adviser may not terminate the fee waiver before April 30, 2026.

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Your costs:
Blue Chip Investor Fund	$104	$406	$730	$1,647

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s

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performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17.20% of the average value of its portfolio.

The Principal Investment Strategy of the Fund

The Fund invests primarily in the common stocks of industry-dominant companies whose earnings have demonstrated superior growth. The Fund's Adviser considers, among other things, balance sheet strength, cash flow and return on equity. The Fund normally focuses its investments in a core of less than 25 companies, and certain sectors are likely to be overweighted compared to others. The Fund invests in medium to large capitalization companies. The average market capitalization of holdings is usually larger than $5 billion. Securities are sold when they have realized their anticipated value or if new investment opportunities with higher expected return are acquired.

The Fund is a "non-diversified" portfolio, which means it can invest in fewer securities at any one time than a diversified portfolio and can invest more of its assets in securities of a single issuer than a diversified portfolio. Also, the Fund may participate in a limited number of industry sectors.

The Principal Risks of Investing in the Fund Risks in General

Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets in which the Fund invests. There is the risk that these and other factors may adversely affect the Fund's performance. You may lose money by investing in the Fund.

Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues (such as the global coronavirus pandemic); and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Risks of Investing in Common Stocks

Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

Risks of Medium-Sized Companies

To the extent the Fund invests in the stocks of medium-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Medium-sized companies may experience higher failure rates than do larger companies.

Risk of Non-Diversification

The Fund is non-diversified, which means that it has the ability to take larger positions in a smaller number of securities than a portfolio that is "diversified.” Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

Sector Risk

Sector risk is the possibility that all stocks within the same group of industries will decline in price due to sector-specific market or economic developments. The Fund may be overweight in certain sectors at various times.

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Foreign Risk.

Investments in securities of foreign issuers can involve significant risks in addition to the risks inherent in U.S. investments. These risks include adverse political, social and economic developments, differing auditing and legal standards, war, expropriation and nationalization.

Borrowing Risk

The Fund may borrow money in an amount not exceeding 33 1/3% of the Fund's total assets. Borrowing magnifies the potential for gain or loss of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as leverage.

Management Risk

The Adviser's strategy may fail to produce the intended results.

Performance

The information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year, 5 years, and 10 years compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-877-673-3119. The bar chart shows calendar year total returns for the Fund for the last ten years.

Best Quarter (3/31/21) +16.64%      Worst Quarter (3/31/20) -30.29%

AVERAGE ANNUAL TOTAL RETURN

FOR THE PERIODS ENDED 12/31/24	1 Year	5 Years	10 Years

BLUE CHIP INVESTOR FUND
Return Before Taxes	18.08%	8.57%	7.53%
Return After Taxes on Distributions	15.52%	7.41%	6.24%
Return After Taxes on Distributions and Sale of	12.52%	6.63%	5.72%
Fund Shares
S&P 500 Index (does not reflect deductions for	25.02%	14.53%	13.10%
fees, expenses or taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are

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not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser
Check Capital Management Inc.

Portfolio Managers

Steven Check has managed the Fund since its inception in 2002. Ryan Kinney has co-managed the Fund since 2017.

Purchase and Sale of Fund Shares

The minimum initial and subsequent investment amounts for various types of accounts offered by the Fund are shown below.

	Initial	Additional
Regular Account	$5,000	$100
Automatic Investment Plan	$5,000	$100
IRA Account	$2,500	$100

Investors may purchase or redeem Fund shares on any business day through a financial intermediary, by mail (Blue Chip Investor Fund, c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147), by wire, or by telephone at 1-877-673-3119. Purchases and redemptions by telephone are only permitted if you previously established this option on your account.

Tax Information

The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Investment Objectives, Principal Investment Strategy, Related Risks, and Disclosure of Portfolio Holdings

Investment Objective

• The Blue Chip Investor Fund seeks long-term growth of capital.

The Principal Investment Strategy of the Fund

The Fund invests primarily in the common stocks of industry-dominant companies whose earnings have demonstrated superior growth. The Fund's Adviser considers, among other things, balance sheet strength, cash flow and return on equity. The Fund normally focuses its investments in a core of less than 25 companies, and certain sectors are likely to be overweighted compared to others. The Fund invests in medium to large capitalization companies. The average market capitalization of holdings is usually larger than $5 billion. Securities are sold when they have realized their anticipated value or if new investment opportunities with higher expected return are acquired.

The Fund is a "non-diversified" portfolio, which means it can invest in fewer securities at any one time than a diversified portfolio and can invest more of its assets in securities of a single issuer than a diversified portfolio. Also, the Fund may participate in a limited number of industry sectors.

The Investment Selection Process Used by the Fund

Check Capital Management Inc., the Fund's investment adviser, follows a value-oriented investment strategy to find growth companies trading at undervalued prices. This investment technique applies a value approach to growth companies.

The Adviser uses several approaches in analyzing the economic value of stocks, but considers the primary determinant of value to be a company's ability to generate growth of earnings. The Adviser considers whether a stock is trading below estimates of the intrinsic value, or worth, of the business. Based upon the intrinsic value, a purchase price is determined. The Adviser believes the stock market, with its inherent volatility, irrationally underprices companies on a periodic basis. The Adviser attempts to take advantage of such opportunities and purchase stocks of proven growth companies at undervalued prices.

The Fund may hold all or a portion of its assets in cash or cash-equivalents like money market funds, certificates of deposit, short-term debt obligations, and repurchase agreements, either due to pending investments or when investment opportunities are limited. Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent it would had it remained more fully invested in common stocks.

The Principal Risks of Investing in the Fund Risks in General

Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets in which the Fund invests. There is risk that these and other factors may adversely affect the Fund's performance. You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. An investment in the Fund is not a deposit in the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund.

Additionally, unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions

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could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions or other events could have a significant negative impact on global economic and market conditions. The coronavirus global pandemic and the aggressive responses taken by many governments or voluntarily imposed by private parties, including closing borders, restricting international and domestic travel, and imposing prolonged quarantines or similar restrictions, as well as the closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may be expected to impact the Fund and its investments.

Risks of Investing in Common Stocks

The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect the performance of each company that the Fund invests in, including the strength of the company's management or the demand for its products or services. You should be aware that a company's share price may decline as a result of poor decisions made by management or lower demand for the company's products or services. In addition, a company's share price may also decline if its earnings or revenues fall short of expectations.

There are overall stock market risks that may also affect the value of the Fund. Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally. The value of the Fund's investments may increase or decrease more than the stock markets in general.

Risks of Medium-Sized Companies

To the extent the Fund invests in the stocks of medium-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Medium-sized companies may experience higher failure rates than do larger companies. The trading volume of securities of medium-sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Medium-sized companies may have limited markets, product lines or financial resources and may lack management experience.

Risk of Non-Diversification

The Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a portfolio that is "diversified". Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

Sector Risk

Sector risk is the possibility that stocks within the same group of industries will decline in price due to sector-specific market or economic developments. If the adviser invests a significant portion of its assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market

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conditions and/or increased competition affecting that market segment. The sectors in which the Fund may be overweighted will vary.

Foreign Risk

The Fund may invest in securities of foreign issuers, including ADRs. ADRs are alternatives to the direct purchase of the underlying securities in their national markets and currencies. ADRs are subject to risks similar to those associated with direct investment in foreign securities. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. These risks include adverse political, social and economic developments, differing auditing and legal standards, war, expropriation and nationalization. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations.

Borrowing Risk

The Fund may borrow money in an amount not exceeding 33 1/3% of the Fund's total assets. Borrowing magnifies the potential for gain or loss of the Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as leverage.

Management Risk

The Adviser's strategy may fail to produce the intended results.

Portfolio Holdings Disclosure

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

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Management

The Investment Adviser

Check Capital Management Inc. is the investment adviser of the Fund and has responsibility for the management of the Fund's affairs, under the supervision of the Trust's Board of Trustees. The Fund's investment portfolio is managed on a day-to-day basis by Steven Check and Ryan Kinney. Mr. Check has been the President and Chief Investment Officer of Check Capital Management Inc. since its inception. Mr. Kinney joined the Adviser in April 2013 as a Research Director before assuming his current position as a Co-Portfolio Manager of the Fund in 2017. Mr. Kinney was an independent investor from April 2012 to April 2013.

Check Capital Management Inc. was organized in 1987 and has been managing investment accounts and money since that time. The Adviser serves as investment adviser to individuals, trusts, retirement plans, and non-profit organizations. The address of Check Capital Management Inc. is 575 Anton Boulevard, Suite 500, Costa Mesa, CA 92626.

The Fund's SAI provides information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the manager's ownership of Fund shares.

Check Capital Management Inc. manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. For the fiscal year ended December 31, 2024, the Adviser received management fees, after management fee waivers, of 0.62% of the daily net assets of the Fund.

A discussion regarding the basis for the Board of Trustees' approval of the Management Agreement between the Fund and the Adviser is available in the annual report filed on Form N-CSR.

The Adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, these services will not be taken into consideration.

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Shareholder Information

Pricing of Fund Shares

The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is called the Fund’s net asset value (“NAV”). The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:

Net Asset Value = Total Asset - Liabilities / Number of Shares Outstanding

The NAV is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The New York Stock Exchange is generally open every day other than weekends and holidays. All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received in proper form by the Fund’s Transfer Agent, Mutual Shareholder Services. If you purchase shares directly from the Fund, your order must be placed with the Transfer Agent prior to the close of the trading of the New York Stock Exchange in order to be confirmed for that day’s NAV. The Fund’s assets generally are valued at their market quotations. If market prices are not available or, in the Fund's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Fund through the Adviser may value the Fund's assets at their fair value according to policies approved by the Fund's Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Fund through the Adviser may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders. The Fund may use pricing services to determine market value.

Customer Identification Program

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for identifying documents, and may take additional steps to verify your identity. We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

Investing in the Fund

You may purchase shares directly through the Fund’s transfer agent or through a brokerage firm or other financial institution that has agreed to sell the Fund’s shares. If you are investing directly in the Fund for the first time, you will need to establish an account by completing a Shareholder Account Application (To establish an IRA, complete an IRA Application). To request an application, call toll-free 1-877-673-3119. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower to investors purchasing shares through a brokerage firm or other financial institution.

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Investments Made Through Brokerage Firms or Other Financial Institutions

If you invest through a brokerage firm or other financial institution, the policies and fees may be different than those described here. Financial advisers, financial supermarkets, brokerage firms, and other financial institutions may charge transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution if you have any questions. The Fund is deemed to have received your order when the brokerage firm or financial institution receives the order, and your purchase will be priced at the next calculated NAV. Your financial institution is responsible for transmitting your order to the Fund in a timely manner.

Minimum Investments

	Initial	Additional
Regular Account	$5,000	$100
Automatic Investment Plan	$5,000	$100*
IRA Account	$2,500	$100

*An Automatic Investment Plan requires a $100 minimum automatic monthly or quarterly investment.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, money orders, travelers checks, credit cards, credit card checks, third party checks or other checks deemed to be high-risk checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic fund transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. The Fund (or Fund agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund. Your investment in the Fund should be intended to serve as a long-term investment vehicle. The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Fund also reserves the right to stop offering shares at any time.

Types of Account Ownership

You can establish the following types of accounts by completing a Shareholder Account Application:

• Individual or Joint Ownership

Individual accounts are owned by one person. Joint accounts have two or more owners.

• A Gift or Transfer to Minor

(UGMA or UTMA) A UGMA/UTMA account is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor’s social security number on the application.

• Trust

An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

• Business Accounts

Corporation and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of a partnership.

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• IRA Accounts

See “Tax-Deferred Plans”.

Instructions for Opening and Adding to an Account

TO OPEN AN ACCOUNT

By Mail

Complete and sign the Shareholder Application or an IRA Application.

Make your check payable to Blue Chip Investor Fund

• For IRA accounts, please specify the year for which the contribution is made.

Mail the application and check to:
Blue Chip Investor Fund
c/o Mutual Shareholder Services
8000 Town Centre Drive, Suite 400
Broadview Heights, Ohio 44147

TO ADD TO AN ACCOUNT

By Mail

Complete the investment slip that is included with your account statement, and write your account number on your check. If you no longer have your investment slip, please reference your name, account number, and address on your check.

Mail the slip and the check to:
Blue Chip Investor Fund
c/o Mutual Shareholder Services
8000 Town Centre Drive, Suite 400
Broadview Heights, Ohio 44147

TO OPEN AN ACCOUNT By Wire

Call 1-877-673-3119 for instructions and to obtain an investor account number or an IRA account number prior to wiring to the Fund.

TO ADD TO AN ACCOUNT By Wire

Call 1-877-673-3119 for instructions.

Telephone and Wire Transactions

With respect to all transactions made by telephone, the Fund and its transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions. If reasonable procedures are followed, then neither the Fund nor the transfer agent will be liable for any loss, cost, or expense for acting upon an investor's telephone instructions or for any unauthorized telephone redemption. In any instance where the Fund’s transfer agent is not reasonably satisfied that instructions received by telephone are genuine, neither the Fund nor the transfer agent shall be liable for any losses which may occur because of delay in implementing a transaction.

If you purchase your initial shares by wire, the transfer agent first must have received a completed account application and issued an account number to you. The account number must be included in the wiring instructions as set forth on the previous page. The transfer agent must receive your account application to establish shareholder privileges and to verify your account information. Payment of redemption proceeds may be delayed and taxes may be withheld unless the Fund receives a properly completed and executed account application.

Shares purchased by wire will be purchased at the NAV next determined after the transfer agent receives your wired funds and all required information is provided in the wire instructions. If the

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wire is not received by 4:00 p.m. Eastern time, the purchase will be effective at the NAV next calculated after receipt of the wire.

Tax-Deferred Plans

If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to defer income taxes due on your investment income and capital gains. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described below. Distributions from these plans are generally subject to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

The Huntington National Bank serves as the custodian for the tax-deferred accounts offered by the Fund. You will be charged an annual account maintenance fee of $8 for each tax-deferred account you have with the Fund. You may pay the fee by check or have it automatically deducted from your account (usually in December). The custodian reserves the right to change the amount of the fee or to waive it in whole or part for certain types of accounts.

Types of Tax-Deferred Accounts

• Traditional IRA

An individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Assets can grow tax-deferred and distributions are taxable as income.

• Roth IRA

An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

• Spousal IRA

An IRA funded by a working spouse in the name of a non-earning spouse.

• SEP-IRA

An individual retirement account funded by employer contributions. Your assets grow tax-deferred and distributions are taxable as income.

• Keogh or Profit Sharing Plans

These plans allow corporations, partnerships and individuals who are self-employed to make tax deductible contributions for each person covered by the plans.

• 403(b) Plans

An arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.

• 401(k) Plans

Allows employees of corporations of all sizes to contribute a percentage of their wages on a tax deferred basis. These accounts need to be established by the trustee of the plan.

Automatic Investment Plans

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly or quarterly investments ($100 minimum per purchase) in the Fund from your bank or savings account. Your initial investment minimum is $5,000 if you select this option. Shares of the Fund may also be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable shareholders to have all or a portion of their payroll or Social Security checks transferred automatically to purchase shares of the Fund.

Prospectus 12

FOR INVESTING

Automatic Investment Plan

For making automatic investments from a designated bank account.

Payroll Direct Deposit Plan

For making automatic investments from your payroll check.

Dividend Reinvestment

All income dividends and capital gains distributions will be automatically reinvested in shares of the Fund unless you indicate otherwise on the account application or in writing.

Instructions for Selling Fund Shares

You may sell all or part of your shares on any day that the New York Stock Exchange is open for trading. Your shares will be sold at the next NAV per share calculated after your order is received in proper form by the transfer agent. The proceeds of your sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. Your order will be processed promptly and you will generally receive the proceeds within seven days after receiving your properly completed request. The Fund will not mail any proceeds unless your investment check has cleared the bank, which may take up to fifteen calendar days. This procedure is intended to protect the Fund and its shareholders from loss. If the dollar or share amount requested is greater than the current value of your account, your entire account balanced will be redeemed. If you choose to redeem your account in full, any automatic services currently in effect for the account will be terminated unless you indicate otherwise in writing. The Fund typically expects that it will take up to seven days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer, except as noted above. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of fund shares, from the sale of portfolio securities, and then from borrowing from a bank line of credit. These redemption payment methods will be used in regular and stressed market conditions.

TO SELL SHARES

By Mail

Write a letter of instruction that includes:

  The names(s) and signature(s) of all account owners.
  Your account number.
  The dollar or share amount you want to sell.
  Where to send the proceeds.
  If redeeming from your IRA, please note applicable withholding requirements.
  Obtain a signature guarantee or other documentation, if required.

Mail your request to:

Blue Chip Investor Fund
c/o Mutual Shareholder Services
8000 Town Centre Drive, Suite 400
Broadview Heights, Ohio 44147

By overnight courier, send to:

Blue Chip Investor Fund
c/o Mutual Shareholder Services
8000 Town Centre Drive, Suite 400
Broadview Heights, Ohio 44147

Prospectus 13

By Telephone
  You will automatically be granted telephone redemption privileges unless you decline them in writing or indicate on the appropriate that you decline this option. Otherwise, you may redeem Fund shares by calling 1-877-673-3119. Redemption proceeds will only be mailed to your address of record .
  You may only redeem a maximum of $50,000 per day by telephone.
  You will not be able to redeem by telephone and have a check sent to your address of record for a period of 15 days following an address change.
  Unless you decline telephone privileges in writing or on your account application, as long as the Fund takes reasonable measures to verify the order, you be responsible for any fraudulent telephone order.

For specific information on how to redeem your account, and to determine if a signature guarantee or other documentation is required, please call toll-free in the U.S.1-877-673-3119.

Additional Redemption Information Signature Guarantees

Signature guarantees are designed to protect both you and the Fund from fraud. A signature guarantee of each owner is required to redeem shares in the following situations:

  If you change ownership on your account.
  If you request the redemption proceeds to be sent to a different address than that registered on the account.
  If a change of address request has been received by the Transfer Agent within the last 15 days.
  If you wish to redeem $50,000 or more from any shareholder account.

Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A notary public cannot provide signature guarantees.

The Fund reserves the right to require a signature guarantee under other circumstances or to delay a redemption when permitted by Federal Law. For more information pertaining to signature guarantees, please call 1-877-673-3119.

Corporate, Trust and Other Accounts

Redemption requests from corporate, trusts, and other accounts may require documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Transfer Agent at 1-877-673-3119 to determine what additional documents are required.

Address Changes

To change the address on your account, call the transfer agent at 1-877-673-3119 or send a written request signed by all account owners. Include the account number(s) and name(s) on the account and both the old and new addresses. Certain options may be suspended for a period of 15 days following an address change.

Prospectus 14

Transfer of Ownership

In order to change the account registration or transfer ownership of an account, additional documents will be required. In order to avoid delays in processing these requests, you should call the transfer agent at 1-877-673-3119 to determine what additional documents are required.

Redemption Initiated by the Fund

Because there are certain fixed costs involved with maintaining your account, the Fund may require you to redeem all of your shares if your account balance falls below $2,500. After your account balance falls below the minimum balance, you will receive a notification from the Fund indicating its intent to close your account along with instructions on how to increase the value of your account to the minimum amount within 60 days. If your account balance is still below $2,500 after 60 days, the Fund may close your account and send you the proceeds. This minimum balance requirement does not apply to accounts using automatic investment plans, to IRAs, and to other tax-sheltered investment accounts. The right of redemption by the Fund will not apply if the value of your account balance falls below $2,500 because of market performance. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. Any involuntary redemption will create a capital gain or loss, which may have tax consequences about which you should consult your tax adviser.

Shareholder Communications Account Statements

Every quarter, shareholders of the Fund will automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Confirmations

Confirmation statements will be sent after each transaction that affects your account balance or account registration.

Regulatory Reports

Financial reports will be published semi-annually. The reports will remain available to you on the Fund’s website www.bcifx.com/literature and you will be notified by mail in each tailored shareholder report (a smaller version of the historical annual and semi-annual report) each time a report is posted and provided with a link to access the report. Annual reports will include audited financial statements. For any shareholder that requests paper copies only one copy of each report will be mailed to each taxpayer identification number even though the investor may have more than one account in the Fund.

Dividends and Distributions

The Fund intends to pay distributions on an annual basis and expects that distributions will consist primarily of capital gains. You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Fund or receive these distributions in cash. Dividends and distributions from the Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash. If you are interested in changing your election, you may call the transfer agent at 1-877-673-3119 or send a written notification to Blue Chip Investor Fund, c/o Mutual Shareholder Services, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147.

Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term

Prospectus 15

shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

Cybersecurity Risk

The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund's business operations, potentially resulting in financial losses; interference with the Fund's ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund's shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

Taxes

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). Dividends paid by the Fund out of net ordinary income and distributions of net short-term capital gains are taxable to the shareholders as ordinary income.

Distributions by the Fund of net long-term capital gains to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

Redemptions of shares of the Fund are taxable events which you may realize as a gain or loss. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, and how long the shares were held.

Prospectus 16

The Fund’s distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions. For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax may be imposed on distributions you receive from the Fund and on gains from selling, redeeming or exchanging your shares.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences of an investment in the Fund.

The Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means the Fund will use this method to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Prospectus 17

PRIVACY POLICY

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

     • Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

     • Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to their service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you. Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Prospectus 18

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request and incorporated by reference in the Statement of Additional Information.

Financial Highlights
Selected data for a share outstanding	1/1/2024	1/1/2023	1/1/2022	1/1/2021	1/1/2020
throughout the year:	to	to	to	to	to
	12/31/2024	12/31/2023	12/31/2022	12/31/2021	12/31/2020
Net Asset Value -
Beginning of Year	$192.60	$169.56	$206.84	$162.09	$172.79
Net Investment Income (Loss) (a)	0.19	(0.31)	(0.29)	(0.74)	(0.14)
Net Gains or (Losses) on Investments
(realized and unrealized) (b)	34.60	32.37	(34.17)	48.15	(0.34)
Total from Investment Operations	34.79	32.06	(34.46)	47.41	(0.48)

Distributions (From Net Investment Income)	-	-	-	-	(0.09)
Distributions (From Capital Gains)	(20.66)	(9.02)	(2.82)	(2.66)	(10.13)
Total Distributions	(20.66)	(9.02)	(2.82)	(2.66)	(10.22)
Net Asset Value -
End of Year	$206.73	$192.60	$169.56	$206.84	$162.09
Total Return (c)	18.08%	18.88%	(16.64)%	29.25%	(0.26)%
Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$41,496	$36,807	$38,443	$47,028	$36,234

Before Reimbursement
Ratio of Expenses to Average Net Assets	1.38%	1.39%	1.37%	1.34%	1.44%
Ratio of Net Investment Loss to
Average Net Assets	-0.29%	-0.55%	-0.52%	-0.72%	-0.53%
After Reimbursement
Ratio of Expenses to Average Net Assets (d)	1.00%	1.00%	1.01%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to
Average Net Assets (d)	0.09%	-0.17%	-0.16%	-0.38%	-0.09%
Portfolio Turnover Rate	17.20%	6.23%	2.42%	13.33%	21.80%

(a) Per share amounts calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.
(d) The ratio of expenses to average net assets includes interest expenses. The after reimbursement ratio of expense excluding interest expense was 1.00%, 1.00%, 1.00%, 1.00% and 1.00% for calendar years ended 2020, 2021, 2022, 2023 and 2024, respectively.
The after reimbursement ratio of net investment income (loss) excluding interest expense is -0.09%, -0.38%,
-0.15%, -0.17% and 0.09% for the calendar years ended; 2020, 2021, 2022, 2023 and 2024, respectively.

Prospectus 19

Other Fund Service Providers

Custodian
The Huntington National Bank

Fund Administrator
Premier Fund Solutions, Inc

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.

Investment Adviser
Check Capital Management Inc.

Legal Counsel
Thompson Hine LLP

Transfer Agent
Mutual Shareholder Services, LLC

Prospectus 20

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Prospectus 21

Where to Go for Information

For shareholder inquiries, please call toll-free in the U.S. at 1-877-673-3119.

You will also find more information about the Fund on our website at www.bcifx.com or in the following documents:

Statement of Additional Information

The Statement of Additional Information is on file with the Securities and Exchange Commission (“SEC”), contains additional and more detailed information about the Fund and is incorporated into this Prospectus by reference. Additional information about the Fund’s investments is available in the Fund’s annual and semiannual financial statement reports to shareholders and in the Fund’s annual and semi-annual tailored shareholder reports in Form N-CSR. In the Fund’s annual tailored shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s complete annual and semi-annual financial statements.

You may obtain the SAI and Shareholder Reports without charge by contacting the Fund at 1¬877-673-3119 or on our Internet site at: www.bcifx.com/literature. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.

Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov

SEC file number 811-10571

BLUE CHIP INVESTOR FUND 575 Anton Boulevard, Suite Costa Mesa, California 92626

BLUE CHIP INVESTOR FUND (BCIFX)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2025

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the Blue Chip Investor Fund dated May 1, 2025. The Fund’s Annual Report to Shareholders, dated December 31, 2024, has been incorporated by reference into this SAI. A free copy of the Prospectus and Annual Report can be obtained by writing the Transfer Agent at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 or by calling 1-877-673-3119.

TABLE OF CONTENTS

DESCRIPTION OF THE TRUST AND THE FUND	1

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS	1

INVESTMENT LIMITATIONS	4

THE INVESTMENT ADVISER	5

THE PORTFOLIO MANAGERS	6

TRUSTEES AND OFFICERS	7

BOARD INTEREST IN THE TRUST	9

COMPENSATION	9

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	9

AUDIT COMMITTEE	9

PORTFOLIO TRANSACTIONS AND BROKERAGE	10

ADDITIONAL TAX INFORMATION	10

PRICING OF FUND SHARES	12

PURCHASES AND SALES THROUGH BROKER DEALERS	13

ANTI-MONEY LAUNDERING PROGRAM	13

CUSTODIAN	13

FUND SERVICES	13

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	14

DISCLOSURE OF PORTFOLIO HOLDINGS	14

FINANCIAL STATEMENTS	14

PROXY VOTING POLICIES	14

i

DESCRIPTION OF THE TRUST AND THE FUND

The Blue Chip Investor Fund (the "Fund") was organized as a non-diversified series of Blue Chip Investor Funds (the "Trust"), formerly the Premier Funds, on November 1, 2001. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated November 1, 2001 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The investment adviser to the Fund is Check Capital Management Inc. (the "Adviser").

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

For information concerning the purchase and redemption of shares of the Fund, see "How to Buy and Sell Shares" in the Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Pricing of Fund Shares" in the Prospectus and "Pricing of Fund Shares" in this SAI.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

A. Equity Securities. The Fund may invest in equity securities such as Common stock, convertible preferred stock, convertible bonds, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

B. Foreign Securities. There is no limitation to investing in foreign securities. These investments may be publicly traded in the United States or on a foreign exchange and may be bought and sold in a foreign currency. The Adviser generally selects foreign securities on a stock-by-stock. Foreign investments are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and taxation issues.

C. Short Sales. The Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

In connection with its short sales, the Fund will be required to maintain a segregated account with the Fund's custodian of cash or liquid assets equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian.

1

        D. Securities Lending. The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks, or institutional investors. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the Adviser. Furthermore, they will only be made if, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

The Adviser understands that it is the current view of the staff of the Securities and Exchange Commission (the "SEC") that a Fund may engage in loan transactions only under the following conditions: (1) a Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Trust’s Board of Trustees (“Board”) must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

E. Illiquid Investments. In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund may invest up to 15% of its net assets in “illiquid investments.” For these purposes, “illiquid investments” are investments that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

       The Fund must classify each portfolio investment at least monthly into one of four liquidity categories (highly liquid, moderately liquid, less liquid and illiquid), which are defined pursuant to the Liquidity Rule. Such classification is to be made using information obtained after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. Moreover, in making such classification determinations, the Fund determines whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund takes this determination into account when classifying the liquidity of that investment. The Fund may be assisted in classification determinations by one or more third-party service providers. Investments classified according to this process as “illiquid investments” are those subject to the 15% limit on illiquid investments.

F. U.S. Government Securities. U.S. government securities are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. For example, securities issued by the Farm Credit Banks or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

G. Corporate Debt Securities. Corporate debt securities are long and short term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.

H. Fixed Income Securities. Under normal market conditions, the Fund may invest in all types of fixed income securities. The Fund may also purchase fixed income securities on a when-issued, delayed delivery, or forward commitment basis.

Fixed income securities are subject to credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if an issuer of a fixed income security cannot meet its financial obligations or goes bankrupt. Interest rate risk is the risk that the Fund's investments in fixed income securities may fall when interest rates rise.

Investments in high-yield bonds are considered to be more speculative than higher quality fixed income securities. They are more susceptible to credit risk than investment-grade securities, especially during periods of economic uncertainty or economic downturns. The values of lower quality securities are subject to greater volatility and are generally more dependent on the ability

2

of the issuer to meet interest and principal payments than higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

I. Financial Services Industry Obligations. The Fund may invest in each of the following obligations of the financial services industry:

(1) Certificates of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

(2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

(3) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

J. Repurchase Agreements. The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or agencies of the U.S. government ("U.S. Government Obligations"). A repurchase agreement is a short term investment in which the purchaser (i.e., a Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions.

K. Borrowing. The Fund is permitted to borrow money up to one-third of the value of its total assets for the purpose of investment as well as for temporary or emergency purposes. Borrowing for the purpose of investment is a speculative technique that increases both investment opportunity and a Fund's ability to achieve greater diversification. However, it also increases investment risk. Because the Fund's investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund's net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

L. Options Transactions. The Fund may engage in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market.

The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it

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has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the SAI, the term "majority" of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

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Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations - Fundamental" above).

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4. Options. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Statement of Additional Information.

Other Investment Limitations.

Pursuant to Rule 22e-4 of the Act, the Fund will not invest 15% or more of its net assets in illiquid securities such as those where there are legal or contractual restrictions on resale and other illiquid securities. However, if more than 15% of Fund net assets are illiquid, the Fund's Adviser will reduce illiquid assets such that they do not represent more than 15%, subject to timing and other considerations which are in the best interests of the Fund and its shareholders.

THE INVESTMENT ADVISER

The Adviser is Check Capital Management Inc., located at 575 Anton Boulevard, Suite 500, Costa Mesa, CA 92626. As the sole shareholder of the Adviser, Steve Check is regarded to control the Adviser for purposes of the 1940 Act.

Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Board. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. For the fiscal year ended December 31, 2022, the Adviser earned its 1.00% management fees equal to $414,521 and waived management fees of $150,044. For the fiscal year ended December 31, 2023, the Adviser earned its 1.00% management fees equal to $383,123 and waived management fees of $148,534. For the fiscal year ended December 31, 2024, the Adviser earned its 1.00% management fees equal to $396,413 and waived management fees of $150,257. The Adviser has contractually agreed to waive management fees and reimburse expenses, without recoupment, to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and the indirect costs of investing in acquired funds) at 1.00% of its average daily net assets through April 30, 2026.

The Adviser retains the right to use the name "Blue Chip Investor" or any derivative thereof in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Blue Chip Investor" or any derivative thereof automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the financial institution’s services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

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THE PORTFOLIO MANAGERS

Mr. Steve Check and Ryan Kinney (the “Portfolio Managers”) are the portfolio managers responsible for the day-to-day management of the Fund. Mr. Check also manages separate accounts for individuals, trusts, corporations, partnerships and retirement plans. The following provides information regarding other accounts managed by Mr. Check and Mr. Kinney as of December 31, 2024:

Steve Check

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	-	-	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts	2,311	$2,093,504,641	1,840	$1,703,678,109

Ryan Kinney

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	-	-	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts	-	-	-	-

The Adviser offers several wealth management models in which their private client group (separately managed accounts) participate. These offerings include portfolios of investment substantially identical to the Fund, which could create certain conflicts of interest. As the Fund and any separate accounts managed similarly to the Fund will be managed concurrently, all portfolio transactions are implemented according to the Adviser’s trade allocation procedures and side-by-side policies. These procedures, among other things, insure that all trades allocated to advisory clients (including the Fund) fulfill the Adviser’s fiduciary duty to each client and otherwise allocate securities on a basis that is fair and nondiscriminatory. Such procedures are generally applied in numerous instances, including, among other things, block and bunched trades. In determining a fair allocation, the Adviser takes into account a number of factors, including among other things, the Adviser’s fiduciary duty to each client, any potential conflicts of interest, the size of the transaction, the relative size of a client’s portfolio, cash available for investment suitability, as well as each client’s investment objectives.

Mr. Check’s trust owns all the outstanding shares of the Adviser and therefore his compensation is largely based on the profits realized by the Adviser for managing the Fund and the Adviser’s other clients (he is also paid a base salary). He participates directly in all profits and losses of the Adviser, including the advisory fees paid by the Funds. There are no bonuses, deferred compensation or retirement plans associated with his service to the Funds. Mr. Kinney’s compensation is based on a salary plus a bonus based on the profitability of the Adviser.

The following table shows the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of December 31, 2024.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Mr. Steve Check	None
Mr. Ryan Kinney	None

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TRUSTEES AND OFFICERS

The Board supervises the business activities of the Trust. The Board has engaged the Adviser to manage and/or administer the Trust and is responsible for overseeing the Adviser and other service providers to the Trust and the Fund. The Board is currently composed of two Trustees, including one Trustee who is not an "interested persons" of the Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”). In addition to four regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board has established an Audit Committee comprised entirely of Trustees who are Independent Trustees. The Audit Committee is generally responsible for (i) overseeing and monitoring the Trust's internal accounting and control structure, its auditing function and its financial reporting process, (ii) selecting and recommending to the full Board the appointment of auditors for the Trust, (iii) reviewing audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed; (iv) reviewing the qualifications of the auditor's key personnel involved in the foregoing activities and (v) monitoring the auditor's independence.

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the Fund’s Chief Compliance Officer, investment adviser and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio manager to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund’s investment adviser, administrator, transfer agent, the custodian and the independent registered public accounting firm, to discuss the activities of the Funds; (5) engaging the services of the Chief Compliance Officer of the Fund to test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firm regarding the Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment adviser and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Each Trustee was nominated to serve on the Board based on their particular experiences, qualifications, attributes and skills. The characteristics that have led the Board to conclude that each of the Trustees should continue to serve as a Trustee of the Trust are discussed below.

Jeffrey R. Provence. Mr. Jeffrey R. Provence has served as a Trustee since the Trust’s inception in 2001. Mr. Jeffrey R. Provence is the CEO of Premier Fund Solutions, Inc. which provides the Board with knowledge related to fund administration. Mr. Jeffrey R. Provence is also a General Partner of Value Trend Capital Management, LP, and has worked in the investment management industry since 1995 providing investment management knowledge to the Board.

Robert L. Boerner. Mr. Boerner has served as a Trustee since May 1, 2023. He has been a licensed real estate broker for over 20 years and also has experience as a licensed mortgage lender. Mr. Boerner has extensive experience representing residential buyers and sellers and strong ability to understand complex financial and financing aspects of transactions. The Board of Trustees believes his experience with the complexities of the highly-regulated aspects of real estate, mortgage lending and sales translate well to the highly-regulated environment under which mutual funds must operate. Consequently, he has experience overseeing layers of regulatory conditions under which an entity must operate which parallels the operations of mutual funds.

Cannon I. Nikzad. Mr. Nikzad has served as a Trustee since February 25, 2025. Mr. Nikzad currently serves as an Enterprise Account Executive for AuditBoard, Inc, an audit, risk, and compliance software firm. He also has nearly a decade of experience in audit functions, serving as an audit Assurance Manager for domestic and international engagements for Ernst & Young LLP, a global auditing and consulting firm. The Board of Trustees believes his experience with the complexities of the highly-regulated aspects of various businesses align well to the highly-regulated environment under which mutual funds must operate and also believes Mr. Nikzad's experience and expertise as an auditor, business executive, including his expertise in a variety of regulatory issues, adds depth and understanding to its consideration of the Trustee's obligations to the Fund and its shareholders.

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The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk. The trustees and officers of the Trust and their principal business activities during the past five years are:

Interested Trustee and Officers

Name, Address,(1) and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee
James D. Craft, Year of Birth: 1982	President	Since 2023	Fund Administrator, Premier Fund Solutions, Inc. (2007-present); Chief Technology Officer, Premier Fund Solutions, Inc. (2011 to present).	N/A	N/A
Jeffrey R. Provence(2), Year of Birth: 1969	Secretary, Treasurer and Trustee	Since 2001	CEO, Premier Fund Solutions, Inc. (2001-Present). General Partner and Portfolio Manager for Value Trend Capital Management, LP (1995 to current).	1	PFS Funds, Meeder Funds
Jock Meeks, Year of Birth: 1956	Chief Compliance Officer	Since 2004	Client Services Director for Check Capital Management (2004 to current).	N/A	N/A

(1)The address of each officer and trustee is c/o Blue Chip Investor Fund, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

(2)Jeffrey R. Provence is considered an "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 due to his position as an officer of the Trust.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Independent Trustee

Name, Address,(1) and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee
Robert L. Boerner, Year of Birth: 1969	Independent Trustee	Since 2023	Owner / Broker of Gecko Realty (2008 to current)	1	PFS Funds, Neiman Funds
Cannon I. Nikzad, Year of Birth 1990	Independent Trustee	Since 2025	Enterprise Account Executive for AuditBoard, Inc, an audit, risk, and compliance software firm, Jan. 2022 to present. Assurance Manager, Ernst & Young LLP, a global auditing and consulting firm, Sept. 2012 to Dec. 2021.	1	None

(1)The address of each trustee is c/o Blue Chip Investor Fund, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

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BOARD INTEREST IN THE TRUST

As of December 31, 2024, the Trustees owned the following amounts in the Trust:

Name of Trustee or Officer	Dollar Range of Securities In The Blue Chip Investor Fund	Aggregate Dollar Range of Securities In Trust
Jeffrey R. Provence	$1 - $10,000	$1 - $10,000
Robert L. Boerner	None	None
Allen C. Brown(1)	None	None
(1)	Mr. Allen C. Brown retired from the Trust on February 25, 2025.

COMPENSATION

Trustee fees are paid by the Trust. Officers and Trustees of the Fund who are deemed "interested persons" of the Trust receive no compensation from the Fund. The following table provides information regarding Trustee compensation for the fiscal year ended December 31, 2024.

Name	Total Compensation from Trust
Jeffrey R. Provence	$0
Robert L. Boerner	$2,200
Allen C. Brown(1)	$2,200

(1)  Mr. Allen C. Brown retired from the Trust on February 25, 2025.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control. As of April 3, 2025, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Name and Address	Shares	Percent Ownership	Type of Ownership
Charles Schwab & Co. Inc., 101 Montgomery Street San Francisco, CA 94104	110,574.96	55.78%	Record
National Financial Services, LLC 200 Liberty Street New York, NY 10281	85,922.33	43.35%	Record

As of April 3, 2025, the Adviser shared with certain of its advisory clients the power to vote, and investment discretion with respect to more than 90% of the outstanding shares of the Fund recorded at Charles Schwab & Co. and National Investor Services Corp. As a result, the Adviser may be deemed to beneficially control these shares and may be deemed to control the Fund. As the controlling shareholder, the Adviser could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. As of April 3, 2025, the trustees and officers owned less than 1% of the shares of the Fund.

AUDIT COMMITTEE

The Board has an Audit Committee, which is comprised of the independent members of the Board Robert L. Boerner and Cannon I. Nikzad. The Audit Committee meets at least once a year, or more often as required, in conjunction with meetings of the Board. The Audit Committee oversees and monitors the Trust's internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee selects the auditors and recommends to the full Board the appointment of auditors for the Trust. The Audit Committee also reviews audit plans, fees, and other material arrangements with respect to the engagement of auditors, including permissible non-audit services performed. It reviews the qualifications of the auditor's key personnel involved in the foregoing activities and monitors the auditor's independence. During the fiscal year ended December 31, 2024, the Audit Committee met three times.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund’s shares so long as such placements are made pursuant to policies approved by the Fund’s Board that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effect securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement. Due to research services provided by brokers, the Blue Chip Investor Fund may direct trades to certain brokers.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

When the Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the Adviser, taking into account such factors as the size of the individual orders and transaction costs, when the Adviser believes an adjustment is reasonable.

The Trust and the Adviser have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the SEC.

For the fiscal year ended December 31, 2022, the Fund paid brokerage commissions of $200. For the fiscal year ended December 31, 2023, the Fund paid brokerage commissions of $325. For the fiscal year ended December 31, 2024, the Fund paid brokerage commissions of $300.

ADDITIONAL TAX INFORMATION

The following discussion of certain U.S. federal income tax consequences is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. Each shareholder should consult a qualified tax advisor regarding the tax consequences of an investment in the Fund. The tax considerations relevant to a specific shareholder depend upon the shareholder’s specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general

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summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the U.S. federal income tax regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net realized capital gain, which are distributed to shareholders in accordance with the applicable timing requirements.

The Fund intends to distribute substantially all of its net investment income (including any excess of net short-term capital gains over net long-term capital losses) and net realized capital gain (that is, any excess of net long-term capital gains over net short-term capital losses) in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Net realized capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of a Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of a Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, two or more issuers which a Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it may be treated as a corporation for federal income tax purposes. As such, a Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund generally would not be liable for income tax on a Fund’s net investment income or net realized capital gains in their individual capacities. However, distributions to shareholders, whether from a Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of a Fund.

As a regulated investment company, a Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and net realized capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s ordinary income for the calendar year and at least 98.2% of its net realized capital gain (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 (unless a fund makes an election under section 4982(e)(4) to substitute such tax year end for November or December) during such year plus 100% of any income that was neither distributed nor taxed to a Fund during the preceding calendar year. Under ordinary circumstances, a Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of U.S. federal income tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are invested in IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income (including the excess of net short-term capital gain over net long-term realized capital loss) generally are taxable to shareholders as ordinary income. However, distributions by the Fund to a non-corporate shareholder may be subject to income tax at the shareholder’s applicable tax rate for long-term capital gain, to the extent that the Fund receives qualified dividend income on the securities it holds, the Fund properly designates the distribution as qualified dividend income, and the Fund and the non-corporate shareholder receiving the distribution meets certain holding period and other requirements. Distributions of net realized capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Trust have been held by such shareholders. Under current law, capital gain dividends recognized by a non-corporate shareholder generally will be taxed at a maximum income tax rate of 20%. Capital gains of corporate shareholders are taxed at the same rate as ordinary income.

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Distributions of taxable net investment income and net realized capital gain will be taxable as described above, whether received in additional cash or shares. All distributions of taxable net investment income and net realized capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in the shareholder's Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Under the Code, a Fund will be required to report to the Internal Revenue Service all distributions of taxable income and net realized capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net realized capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax (currently, at a rate of 28%) in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax generally will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that any such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders should consult their tax advisers about the application of federal, state, local and foreign tax law in light of their particular situation.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

PRICING OF FUND SHARES

The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving and Christmas.

Equity securities generally are valued on the basis of prices furnished by a price reporting service when the Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Fund believes such prices accurately reflect the fair value of such securities. Securities that are traded on an exchange or on the NASDAQ over-the-counter market are generally valued at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. If market prices or, in the opinion of Fund management including as informed by the Advisor’s opinion, market prices do not reflect fair value, or if events occur after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Fund through the Advisor may value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees (the “Trustees” or the “Board”).

Fixed income securities generally are valued by using prices provided by a pricing service approved by the Board. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Fund as

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informed by the Advisor’s opinion decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value according to policies approved by the Fund’s Board.

PURCHASES AND SALES THROUGH BROKER DEALERS

The Fund may be purchased through broker dealers and other intermediaries. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, received the order in proper form. Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's transfer agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, OH 43287, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

Mutual Shareholder Services, LLC. (“MSS”), 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 acts as the Fund's transfer agent. MSS maintains the records of the shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. MSS receives an annual fee from the Fund of $11.50 per shareholder (subject to a minimum monthly fee of $775) for these transfer agency services.

In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MSS receives an annual fee from the Fund based on the average value of the Fund. These fees are: from $0 to $25 million in assets the annual fee is $21,000, from $25 million to $50 million in assets the annual fee is $30,500, from $50 million to $75 million in assets the annual fee is $36,250, from $75 million to $100 million in assets the annual fee is $42,000, from $100 million to $125 million in assets the annual fee is $47,750, from $125 million to $150 million in assets the annual fee is $53,500, and for assets above $150 million the annual fee is $59,250. For the fiscal year ended December 31, 2022, the fund paid MSS $42,696 for transfer agent and accounting services. For the fiscal year ended December 31, 2023, the fund paid MSS $42,264 for transfer agent and accounting services. For the fiscal year ended December 31, 2024, the fund paid MSS $42,719 for transfer agent and accounting services.

Premier Fund Solutions, Inc. (“PFS”) provides the Fund with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities. PFS receives a monthly fee from the Fund equal to an annual rate of 0.07% of the Fund's assets under $200 million, 0.05% of the next $500 million of the Fund's average daily net assets, and 0.03% of the average daily net assets of the Fund thereafter (subject to a minimum monthly fee of $2,000). A Trustee of the Trust is the CEO of PFS. For the fiscal year ended December 31, 2022, the Fund paid PFS $29,037. For the fiscal year ended December 31, 2023, the Fund paid PFS $26,761. For the fiscal year ended December 31, 2024, the Fund paid PFS $27,816.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., 42 N. Water Street, Suite 830, Milwaukee, WI 53202, has been selected as independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2025. Cohen & Company, Ltd. performs an annual audit of the Fund's financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual financial statements, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-PORT within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Adviser, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. This information is disclosed to third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Additionally, the Fund may release portfolio holdings to third party rating agencies and data reporting platforms on a periodic basis. In these instances, portfolio holdings will be supplied no more often than quarterly and on a delayed basis.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board. The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser, and any affiliated persons of the Adviser, is prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings, except pursuant to Section 21F of the Securities Exchange Act of 1934, as amended, commonly referred to as the Securities Whistleblower Incentives and Protection.

FINANCIAL STATEMENTS

The financial statements and independent registered public accounting firm’s report required to be included in the SAI are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2024. The Trust will provide the Annual Report without charge at written or telephone request.

PROXY VOTING POLICIES

The Board of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund’s Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund’s shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Trust’s policy requires that the Adviser abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision. When the Board of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

The Adviser’s policies and procedures state that the Adviser generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes. When exercising its voting responsibilities, the Adviser’s policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company’s shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company’s operations and financial performance. While no set of proxy voting guidelines can anticipate all situations that may arise, the Adviser

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has adopted guidelines describing the Adviser’s general philosophy when proposals involve certain matters. The following is a summary of those guidelines:

  electing a board of directors – a board should be composed primarily of independent directors, and key board committees should be entirely independent. The Adviser generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;
  approving independent auditors – the relationship between a company and its auditors should be limited primarily to the audit engagement;
  providing equity-based compensation plans - appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, the Adviser is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;
  corporate voting structure - shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote. The Adviser opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and
  shareholder rights plans - shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Adviser generally considers to have a negative impact on shareholder value.

MORE INFORMATION

The actual voting records relating to portfolio securities during the most recent 12-Month period ended June 30 will be available after August 31 without charge, upon request by (1) calling toll-free, 1-877-673-3119: (2) on or through the Fund’s website at www.bcifx.com/literature; or (3) or by accessing the SEC’s website at www.sec.gov.   In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling 1-877-673-3119 and it will be sent within three business days of receipt of a request.

PART C

OTHER INFORMATION

Item 28. Financial Statements and Exhibits.

(a) Articles of Incorporation. Copy of Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Registration Statement, is hereby incorporated by reference.

(b) By-Laws. Copy of Registrant's By-Laws, which were filed as an Exhibit to Registrant's Registration Statement, are hereby incorporated by reference.

(c) Instruments Defining Rights of Security Holder. None.

(d) Investment Advisory Contracts.

(d.1) Copy of Registrant's Management Agreement for the Blue Chip Investor Fund, which was filed as an Exhibit to Registrant’s Post Effective Amendment No. 1, is hereby incorporated by reference.

(e) Underwriting Contracts. None.

(f) Bonus or Profit Sharing Contracts. None.

(g) Custodial Agreement.

(g.1) Copy of Registrant's Custodial Agreement with Huntington National Bank, which was filed as an Exhibit to Registrant’s Post Effective Amendment No. 35, is hereby incorporated by reference.

(h) Other Material Contracts.

Accounting Services Agreement

(h.1). Copy of Registrant's Accounting Services Agreement, which was filed as an Exhibit to Registrant’s Post Effective Amendment No. 1, is hereby incorporated by reference.

(h.2) Copy of Amended Exhibit A of Registrant’s Accounting Services Agreement, which was filed as an Exhibit to Registrant’s Post Effective Amendment No. 2, is hereby incorporated by reference.

Administration Servicing Agreement

(h.3).  Copy of Registrant's Administration Servicing Agreement, which was filed as an Exhibit to Registrant’s Post Effective Amendment No. 1, is hereby incorporated by reference.

(h.4) Copy of Amended Exhibit A of Registrant’s Administration Servicing Agreement, which was filed as an Exhibit to Registrant’s Post Effective Amendment No. 2, is hereby incorporated by reference.

(h.5) Management Agreement fee waiver is included as Exhibit H.5.

(i) Legal Opinion.

(i.1) Opinion of Thompson Hine LLP, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 1, is hereby incorporated by reference.

(i.2) Consent of Thompson Hine LLP is included as Exhibit i.2.

(j) Other Opinions.  Consent of Cohen & Company, Ltd. is included as Exhibit J.

(k) Omitted Financial Statements. None.

(l) Initial Capital Agreements.  Copy of Registrant's Subscription Agreement between the Trust and the initial investor which was filed as an Exhibit to Registrant’s Post Effective Amendment No. 1, is hereby incorporated by reference.

(m) Rule 12b-1 Plan. None.

(n) Rule 18f-3 Plan. None.

(o) Reserved.

(p) Code of Ethics. Copy of Registrant's and Adviser’s Amended Code of Ethics which was filed as an Exhibit to Registrant’s Post Effective Amendment No. 19, is hereby incorporated by reference.

(q.1) Powers of Attorney.  Powers of Attorney of the Registrant and the Officers and the Trustees of the Registrant, and a Certificate with respect thereto, which were filed as an Exhibit to Registrant’s Post Effective Amendment No. 1, are hereby incorporated by reference.

(q.2) Power of Attorney for Robert Boerner, a Trustee of the Trust, which was filed as an Exhibit to Registrant’s Post Effective Amendment No. 35, is hereby incorporated by reference.

(q.3) Power of Attorney for Cannon I. Nikzad, a Trustee of the Trust. Filed Herewith.

Item 29. Control Persons.  As of April 3, 2025, the Adviser shared with certain of its advisory clients the power to vote, and investment discretion with respect to more than 90% of the outstanding shares of the Blue Chip Investor Fund. As a result, the Adviser may be deemed to beneficially control these shares and may be deemed to control the Fund. As the controlling shareholder, the Adviser could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. As sole shareholder of Check Capital Management, Inc., the Adviser to the Fund, Steve Check may be deemed to control both such entities.

Item 30. Indemnification.

Reference is made to Article VI of the Registrant's Agreement and Declaration of Trust which is incorporated by reference herein. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31. Activities of Investment Adviser.

(a) Check Capital Management Inc., 575 Anton Boulevard, Suite 500, Costa Mesa, CA 92626 ("Check Capital Management") is a registered investment adviser. It has engaged in no other business during the past two fiscal years.

(b) The following list sets forth other substantial business activities of the directors and officers of Check Capital Management during the past two years - None.

Item 32. Principal Underwriter. None.

Item 33. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the offices of the Registrant at 1939 Friendship Drive, Suite C, El Cajon, CA 92020 and the Transfer Agent at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, except that all records relating to the activities of the Fund's Custodian are maintained at the office of the Custodian, Huntington National Bank, 41 South High Street, Columbus, OH 43287.

Item 34. Management Services. Not applicable.

Item 35. Undertakings. None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of El Cajon, State of California, on the 25th day of April, 2025.

BLUE CHIP INVESTOR FUNDS

By: /s/ James D. Craft

James D. Craft, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ James D. Craft		April 25, 2025
James D. Craft	President

/s/ Jeffrey R. Provence		April 25, 2025
Jeffrey R. Provence	Trustee
Secretary
Treasurer and
Chief Financial Officer

Robert L. Boerner*
Robert L. Boerner	Trustee

Cannon I. Nikzad*
Cannon I. Nikzad	Trustee

* By: /s/ Jeffrey R. Provence
Jeffrey R. Provence, Attorney-In-Fact

Date: April 25, 2025

EXHIBIT INDEX

1. Management Agreement fee waiver	EX-99.28.h.5
2. Consent of Legal Counsel (Thompson Hine LLP)	EX-99.28.i.2
3. Consent of Independent Registered Public Accounting Firm (Cohen & Company, Ltd)	EX-99.28.j
4. Power of Attorney for Cannon I. Nikzad, a Trustee of the Trust.	EX-99.28.q.3